EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement ("Amendment") is entered into between WESTERN NATIONAL BANK, a national banking association, as Administrative Agent, and the lenders party to the Credit Agreement; and Gateway Energy Corporation, a Delaware corporation, as borrower, and is dated June 25, 2009. Terms defined in the Credit Agreement between the Administrative Agent, such lenders and such borrower dated August 23, 2007, as amended (as previously amended, the "Credit Agreement"), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

                                R E C I T A L S:

     WHEREAS, the Borrower has requested that the Lenders release their Liens on the Properties known as "Pirates Beach," "Crystal Beach" and "Shipwreck" (collectively, the "Release"); and

     WHEREAS,  the  Administrative  Agent  holds  approximately   $1,750,000  of
insurance proceeds related to the Crystal Beach Terminal ("Insurance Proceeds"); and

     WHEREAS, the Lenders are willing to deliver the Release under the terms and conditions set forth herein; and

     WHEREAS, WNB is currently the Administrative Agent and sole Lender under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

     1. The following definition is hereby added to Section 1.1 of the Credit Agreement as follows:

     "First Amendment to Credit Agreement" means the First Amendment to Credit Agreement dated June 25, 2009, between Administrative Agent, the Lenders and the Borrower.

     2. The following definition located in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Borrowing Base" means the amount most recently determined and designated by the Administrative Agent as the Borrowing Base in accordance with Section 2.8.1, as such Borrowing Base is reduced in accordance with Section 2.8.2. The Borrowing Base under Section 2.8.1 is deemed to be $1,861,845.83 as of the date of the First Amendment to Credit Agreement, and the Borrowing Base shall be automatically reduced to $1,561,845.83 upon the delivery to the Borrower of the Release.

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     3. Section 2.8.2 of the Credit  Agreement is hereby amended and restated in its entirety as follows:

     "2.8.2 The Borrowing Base shall be automatically reduced as of the 1st day of each month, commencing July 1, 2009, and continuing on the first day of each month thereafter until the Final Maturity Date. Such reductions in the Borrowing Base each month shall be in the amount of $0 per month unless redetermined as herein permitted. At the time of each new Borrowing Base determination under
Section 2.8.1, the Required Lenders in their sole discretion may increase the amount of such monthly reductions, and the Lenders may decrease the amount of such monthly reductions. Any decreases in the monthly reductions must be approved by all of the Lenders and shall be subject to each Lender's complete credit approval process. There is no duty, implied or explicit, on the Administrative Agent or the Lenders to ever decrease the amount of the monthly Borrowing Base reduction amounts."

     4. The Borrower shall pay to the Administrative Agent upon execution of this Amendment,

        (a)  an engineering fee in the amount of $5,000.

     5. The Administrative Agent will not be obligated to deliver any Release until satisfaction of the following: the creation in favor of the Administrative Agent by instruments satisfactory to the Administrative Agent of first and prior Liens on a deposit account in which will be deposited the Insurance Proceeds, subject to the Borrower's rights in paragraph 6 below.

     6. Subject to satisfaction of the condition set forth in paragraph 5 above, the Administrative Agent will deliver the Release covering the Pirates Beach Property upon the application of $300,000 of the Insurance Proceeds as a prepayment of the principal of the Notes.

     7. The Borrower shall execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent may from time to time reasonably request to reflect the terms of this Amendment.

     8. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and the Lenders, and no Person other than the Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.

     9. Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

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     10.  Representations  and Warranties.  The Borrower  hereby  represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

     11. Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Administrative Agent.

     12. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith (collectively, the "Releasing Parties"), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Lender and its officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the "Released Parties") and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys' fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the "Released Claims"), except that the future duties and obligations of the Lender under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lender shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

     13. Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile or other electronic means shall be effective as a delivery of a manually executed counterpart of this Amendment.

     14. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.7 thereof.

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     15. ENTIRE  AGREEMENT.  THIS  AMENDMENT  CONSTITUTES  THE ENTIRE  AGREEMENT
BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE
CONTRADICTED  BY  EVIDENCE  OF  PRIOR,   CONTEMPORANEOUS,   OR  SUBSEQUENT  ORAL
AGREEMENTS OF SUCH PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

     IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

                                            BORROWER:

                                            GATEWAY ENERGY CORPORATION


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                            Name:     Robert Panico
                                            Title:    President


                                            ADMINISTRATIVE AGENT:

                                            WESTERN NATIONAL BANK

                                            By:  /s/  Mark D. McKinney
                                               --------------------------------
                                            Name:     Mark D. McKinney
                                            Title:    Senior Vice President


                                            LENDERS:

                                            WESTERN NATIONAL BANK

                                            By:  /s/  Mark D. McKinney
                                               --------------------------------
                                            Name:     Mark D. McKinney
                                            Title:    Senior Vice President

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